As filed with the U.S. Securities and Exchange Commission on June 18, 1998.

                                               Securities Act File No. 333-37367
                                        Investment Company Act File No. 811-8419

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
Registration Statement Under The Securities Act Of 1933                  |x|
    Pre-Effective Amendment No.                                          |_|
    Post-Effective Amendment No. 2                                       |x|

                                     and/or
Registration Statement Under The Investment Company Act Of 1940          |x|


                                 Amendment No. 4
                        (Check appropriate box or boxes)


                               Forward Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              433 California Street
                                   Suite 1010
                         San Francisco, California 94104
                    (Address of Principal Executive Offices)
       Registrant's Telephone number, including Area Code: 1-800-999-6809

                                  Ronald Pelosi
                               Forward Funds, Inc.
                              433 California Street
                                   Suite 1010
                         San Francisco, California 94104
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

[ ]  Immediately upon filing pursuant to          [ ]  on (  ) pursuant to paragraph
     paragraph (b), or                                 (b), or


[X]  60 days after filing pursuant to             [ ]  on (  ) pursuant to paragraph
     paragraph (a)(1), or                              (a)(1), or

[ ]  75 days after filing pursuant to             [ ]  on (  ) pursuant to paragraph
     paragraph (a)(2), or                              (a)(2), or Rule 485.



                           PROSPECTUS AND STATEMENT OF
                       ADDITIONAL INFORMATION RELATING TO
                               THE GLOBAL FUND
                              CROSS REFERENCE SHEET

The enclosed Prospectus relates only to The Global Fund, a series of Forward Funds, Inc. (the "Company"), and contains information relating only to that series. The statement of additional information enclosed relates to both series of the Company, The Global Fund and The Small Capitalization Stock Fund. The Prospectus for The Small Capitalization Stock Fund is not being amended or otherwise affected by the information contained in this amendment. Information relating to The Small Capitalization Stock Fund for which information is not being filed in this post-effective amendment is incorporated by reference from Post-Effective amendment No. 1, which was filed on May 28, 1998.

 N-1A Item                                                       Location in Prospectus
                                                                     (Caption)


Part A
Item 1.      Cover Page......................................... Cover Page
Item 2.      Synopsis........................................... Prospectus Summary
Item 3.      Condensed Financial Information.................... Fund Expenses, Fee Table
Item 4.      General Description of Registrant.................. Investment Objective
             ...................................................   and Policies;
             ...................................................   Risk Factors; Investment
             ...................................................   Techniques; Investment
                                                                   Restrictions
Item 5.      Management of the Registrant....................... Management of the Fund
Item 5A.     Management's Discussion of Company Performance..... Not Applicable
Item 6.      Capital Stock and Other Securities................. Valuation of Shares;
                                                                   Redeeming Shares;
                                                                   Dividends and Taxes;
                                                                   Exchange Privilege;
                                                                   Shareholder Service Plan;
                                                                 General Information
Item 7.      Purchase of Securities Being Offered............... Purchasing Shares
Item 8.      Redemption or Repurchase........................... Redeeming Shares, Checking and Card
                                                                   Transactions
Item 9.      Pending Legal Proceedings.......................... Not Applicable

                                                                 Location in Statement of
Part B                                                             Additional Information
                                                                        (Caption)

Item 10.     Cover Page........................................ Cover Page
Item 11.     Table of Contents................................. Table of Contents
Item 12.     General Information and History................... Organization of
                                                                  Forward Funds, Inc.
Item 13.     Investment Objectives and Policies................ Supplemental Discussion of
                                                                  Investment Techniques and
                                                                  Risks Associated with the
                                                                  Funds' Investment Policies
                                                                  and Investment Techniques;
                                                                  Portfolio Transactions;
                                                                  Investment Objectives and
                                                                  Policies
Item 14.     Management of the Company......................... Management of the Funds
Item 15.     Control Persons and Principal Holders of
               Securities...................................... Management of the Funds
Item 16.     Investment Advisory and Other Services............ Management of the Funds
Item 17.     Brokerage Allocation and Other Practices.......... Portfolio Transactions
Item 18.     Capital Stock and Other Securities................ Shareholder Services and
                                                                  Privileges; Distributions;
                                                                  Shareholder Information
Item 19.     Purchase, Redemption and Pricing of
               Securities Being Offered........................ Determination of Share Price;
                                                                  Additional Purchase and
                                                                  Redemption Information
Item 20.     Tax Status........................................ Tax Considerations
Item 21.     Underwriters...................................... Not Applicable
Item 22.     Calculation of Performance Data................... Calculation of Performance
                                                                  Data
Item 23.     Financial Statements.............................. Financial Statements

                                   Prospectus

                               FORWARD FUNDS, INC.

                        433 California Street, Suite 1010
                         San Francisco, California 94104
                                 1-800-999-6809


Forward Funds, Inc. (the "Company") is an open-end management investment company which offers two diversified investment portfolios. This prospectus describes one of those portfolios -- The Global Fund (referred to herein as the "Fund" or "The Global Fund"). Barclays Global Fund Advisors ("Barclays"), Templeton Investment Counsel, Inc. ("Templeton"), and Pacific Investment Management Company ("PIMCO") serve as investment advisors (collectively referred to herein as the "Investment Advisors" or the "Advisors") to The Global Fund. Barclays manages The Global Fund's U.S. equity investments. Templeton manages The Global Fund's non-U.S. equity investments. PIMCO manages those assets of The Global Fund that are invested in fixed income and other debt securities. Sutton Place Management Co., Inc. (the "Business Manager") acts as business manager to the Fund. The Fund currently offers one class of shares (the "Shares").


The Shares of the Fund are not insured or guaranteed by the United States Government nor are they deposits or obligations of, or endorsed, insured or guaranteed by, any bank, the Federal Deposit Insurance Corporation, or any other agency. An investment in the Fund involves investment risk, including the possible loss of principal.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI") about the Fund, dated _______, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SAI is available free upon request by calling the Company at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is _______, 1998.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.....................................................1

   Shares Offered......................................................1
   Offering Price......................................................1
   Investment Objective................................................1
   Investment Policies.................................................1
   Risk Factors........................................................1
   Investment Advisors.................................................1
   Business Manager....................................................2
   Dividends and Capital Gains.........................................2
   Custodian, Administrator, Distributor, and Transfer Agent...........2


FUND EXPENSES..........................................................2


FEE TABLE..............................................................3


INVESTMENT OBJECTIVE AND POLICIES......................................6

   General.............................................................6
   Investment Policies.................................................6


RISK FACTORS...........................................................8


INVESTMENT TECHNIQUES.................................................10

   Equity Securities..................................................10
   Corporate Debt Securities..........................................10
   Convertible Securities.............................................11
   Foreign Investments and Foreign Currency Transactions..............11
   Depositary Receipts................................................12
   Loan Participations and Assignments................................13
   Variable and Floating Rate Securities..............................13
   Inflation-Indexed Bonds............................................14
   Mortgage-Related and Other Asset-Backed Securities.................14
   Repurchase Agreements..............................................16
   Reverse Repurchase Agreements and Dollar Roll Agreements...........16
   Certificates of Deposit and Time Deposits..........................16
   Commercial Paper...................................................17
   Derivative Instruments.............................................17
   When-Issued and Delayed-Delivery Transactions......................20
   Securities Issued by Other Investment Companies....................20
   U.S. Government Obligations........................................21
   Lending of Portfolio Securities....................................21
   Illiquid Securities................................................21


INVESTMENT RESTRICTIONS...............................................22

MANAGEMENT OF THE FUND................................................23


   Directors..........................................................23
   Investment Advisors................................................23
   Advisors Performance Records.......................................25
   The Business Manager...............................................27
   Other Service Providers............................................27
   Portfolio Transactions.............................................28



VALUATION OF SHARES...................................................28


PURCHASING SHARES.....................................................28


EXCHANGE PRIVILEGE....................................................29


REDEEMING SHARES......................................................30

   Signature Guarantee................................................30
   By Wire Transfer...................................................30
   By Telephone.......................................................31
   By Mail............................................................32
   Payments to Shareholders...........................................32



CHECKING AND CARD TRANSACTIONS........................................33



SHAREHOLDER SERVICE PLAN..............................................33


DIVIDENDS AND TAXES...................................................33

   Federal Taxes......................................................34


GENERAL INFORMATION...................................................35

   Description of the Company and Its Shares..........................35
   Performance Information............................................35
   Account Services...................................................36
   Miscellaneous......................................................36

                               PROSPECTUS SUMMARY

Shares Offered

Shares of The Global Fund, a diversified investment portfolio of Forward Funds, Inc., are being offered to the public. The Company is a Maryland corporation and is registered with the SEC as an open-end management investment company.

Offering Price

The public offering price of The Global Fund is equal to its net asset value per share. The share price of the Fund is expected to fluctuate and the price paid may be higher or lower than the price at a time when an investor wishes to redeem shares of the Fund. No sales charges or redemption fees are charged with respect to the Fund.

Investment Objective

The Fund seeks total return (capital appreciation and income) by investing primarily in the global stock and bond markets.

Investment Policies

The Fund invests primarily in publicly traded equity and debt securities issued by governments and companies in the United States and in other industrialized nations and emerging markets.

Risk Factors

An investment in The Global Fund involves a certain amount of risk and may not be suitable for all investors. See "RISK FACTORS." The Fund invests in foreign securities, which may be subject to price volatility, currency fluctuations and other risks. The Fund may also invest in various types of equity and debt securities that may be considered volatile or speculative.

Investment Advisors

Barclays acts as investment advisor for The Global Fund's U.S. equity investments, Templeton acts as investment advisor for the Fund's non-U.S. equity investments, and PIMCO manages the Fund's investments in fixed income and other debt securities. The Advisors to The Global Fund receive a fee based on a percentage of net assets in The Global Fund which they manage. Each of the Advisors has substantial amounts of assets under management for their clients and substantial investment experience. See "MANAGEMENT OF THE FUND - Investment Advisors."

Business Manager

Sutton Place Management Co., Inc. serves as Business Manager to the Fund and receives from the Fund a fee based on a percentage of net assets of the Fund. See "MANAGEMENT OF THE FUND - Business Manager."

Dividends and Capital Gains

Dividends from net income, including short-term capital gains, are declared and paid quarterly by The Global Fund. Distributions of net realized capital gains are made at least annually by The Global Fund. Dividend and capital gains distributions of the Fund are automatically invested in additional Shares unless the Shareholder elects otherwise in writing to the Business Manager.

Custodian, Administrator, Distributor, and Transfer Agent

Brown Brothers Harriman & Co. is the Fund's custodian. As custodian, Brown Brothers Harriman & Co. will be responsible for the custody of the Fund's assets and as foreign custody manager will also oversee the custody of any Fund assets held outside of the United States. First Data Investor Services Group, Inc. ("Investor Services Group," "Administrator," or "Transfer Agent"), whose principal business address is 53 State Street, Boston, Massachusetts 02109, serves as administrator, registrar and transfer agent to the Fund. First Data Distributors, Inc., an affiliate of Investment Services Group, serves as the Fund's distributor. Investor Services Group is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Fund in an administrative and operational capacity, including the maintenance of financial records and fund accounting. Shareholder inquiries may be directed to Investor Services Group at P.O. Box 5184, Westborough, Massachusetts 01581-5184.

                                  FUND EXPENSES

The following expense table indicates costs and expenses that an investor should anticipate incurring either directly or indirectly as a Shareholder of the Fund.

                                    FEE TABLE


The Global Fund

Shareholder Transaction Expenses:

  Maximum Sales Charge Imposed on Purchases                              NONE

  Maximum Sales Charge Imposed on Reinvested Dividends                   NONE

  Deferred Sales Charge on Redemptions                                   NONE

  Exchange Fees                                                          NONE

  Annual Fund Operating Expenses are paid out of the Fund's assets. The Fund pays a management fee to the Business Manager. Expenses are factored into the Fund's share price or dividends and are not charged directly to Shareholder accounts.

Annual  Fund  Operating   Expenses  (as  a  percentage  of  average  net  assets
annualized):

  Investor Advisory Fee                                                  0.46%

  Business Management Fee after Waiver (1)                               0.00%

  Shareholder Service Fee                                                0.35%

  Other Expenses                                                         0.59%

  Total Fund Operating Expenses after Waiver (2)                         1.40%

_____________________

(1) Sutton Place Management Co., Inc. has agreed to temporarily waive a portion of its fees for the Fund for the current fiscal year. Waived fees will not be recovered at a future date. Absent the management fee waiver, "Management Fees" as a percentage of the average daily net assets would be .30% for the Fund. See "MANAGEMENT OF THE FUND - Business Manager."

(2) Absent the waiver of the Business Manager fees, "Total Fund Operating Expenses" as a percentage of average daily net assets would be ___% for The Global Fund.

The Global Fund will assess a transaction fee on share purchases of 0.25% of the dollar amount invested. The transaction fee will be paid into the Portfolio and not to the Advisors, Business Manager or Distributor. It is not a sales charge. The fee applies to an initial investment in the Fund and all subsequent purchases, but not to reinvested dividends or capital gains distributions.

The purpose of the purchase fee is to allocate transaction costs associated with new purchases to the investor causing the transaction, thus insulating existing shareholders from those transaction costs. These costs include brokerage transactions and "bid-ask" spreads particularly in the international markets. The fee represents the Fund's estimate of actual costs. Without the fee, the Portfolio would incur the costs directly, resulting in reduced investment performance for all shareholders of the Portfolio. With the fee, the transaction costs are borne not by all existing shareholders, but only by those investors making transactions. As noted above, this fee will not apply to the reinvestment of dividends and capital gains. The Directors reserve the right to add a similar redemption fee at a later date.

The Fund will automatically deduct a $10 annual account maintenance fee from the dividend income of the Fund on an annual basis. If the dividend to be paid is less than the fee, sufficient shares will be sold from an account to make up the difference. The Board of Directors reserves the right to change the annual account maintenance fee. The Fund's objective is to give its investors maximum flexibility, while allocating costs in a fair manner. Investors may choose from among the various deposit and withdrawal options, noting that the corresponding fees will be deducted from their account.

Deposit Transactions:

     ACH Transfers                           $0.00

     Checks                                  $0.50

     Debit Card Transactions                 $0.50

     Electronic Checks                       $1.50

     Wire Transfers (3)                      $8.00

______________________

(3) These fees do not apply to transactions effected through an omnibus account of a broker-dealer or other financial institution that has entered into a shareholder servicing agreement with the Company or its Distributor.

Withdrawal Transactions:

     ACH Transfers                           $0.00

     Checks (sent via mail)                  $1.00

    Checking transactions
        (written on Forward Funds checks)    $0.00

    Debit Card transactions                  $0.00

    Wire transfers (4)                       $8.00

__________________

(4)  See footnote # 3.




The purpose of the table below is to assist the prospective investor in understanding the various costs and expenses that a Shareholder in the Fund will bear directly or indirectly. For a more complete description of the management fee, see "MANAGEMENT OF THE FUND." For shareholder service plan fees, see "SHAREHOLDER SERVICE PLAN."

Example*

In the following example, an investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                             The
                                                         Global Fund
                1 Year........................               $14
                2 Years.......................               $44
                3 Years.......................               $77
                10 Years......................               $168

* This example should not be considered a representation of future expenses, which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

                        INVESTMENT OBJECTIVE AND POLICIES

General

The Global Fund seeks total return (capital appreciation and income) by investing in the global stock and bond markets. It may invest in equity and debt securities issued by companies and governments throughout the world to achieve this objective.

The investment objective of the Fund is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund. Other policies of the Fund may be changed by the Company's Directors, without a vote of the holders of a majority of outstanding Shares of the Fund unless (i) the policy is expressly deemed to be a fundamental policy or
(ii) the policy is expressly deemed to be changeable only by such majority vote. There can be no assurance that the investment objective of the Fund will be achieved.

Investment Policies

The Global Fund may invest in all types of equity and debt securities, including, but not limited to, common stocks, preferred stocks, convertible securities, warrants, options, restricted securities, trust units or certificates, bonds, debentures, notes, commercial paper and various types of depositary receipts. There are no limits on the various types of equity or debt securities that may be purchased. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Global Fund diversifies its holdings and does not concentrate its investments in any industry sector. Securities issued by foreign companies and governments are likely to be denominated in a foreign currency.

As noted above, The Global Fund's investments may be in both equity and debt securities. The Global Fund has engaged the services of three professional investment management firms - each to manage a portion of The Global Fund's assets. Barclays will manage the equity securities of U.S. issuers and Templeton will manage the equity securities of foreign issuers. PIMCO will manage all debt investments. Generally, issuers are characterized as U.S. or foreign depending on the country where the business was organized or is primarily located. However, there will be issuers who will be deemed foreign issuers whose securities may be traded on U.S. exchanges. Securities which are traded directly or through depository receipts in the United States may be purchased by Barclays and securities which are traded outside the United States or through depository receipts in the United States may be purchased by Templeton. Because some securities are traded both inside and outside the United States, these securities are eligible to be purchased by both Barclays and Templeton.

A committee consisting of members of the Board of Directors will be authorized based upon the recommendations of the Advisors or other consultants to allocate The Global Fund's holdings among the Advisors. Subsequently, allocations of additional cash investments and reallocations may be made at any time. This committee does not anticipate meeting more frequently than quarterly and is not obligated to reallocate assets among the Advisors for any particular reason. The Committee is, however, authorized to do so if for any reason its members believe it would be in the best interests of shareholders to do so. It is anticipated that initially The Global Fund will allocate its assets among the three Advisors based upon the Committee's assessment of current market conditions so that each Advisor will manage a given proportion of the Fund's assets. The proceeds of shareholder purchases will be allocated to the Advisors using a methodology which approximates the most recent Committee allocation decision. Changes in allocation and reallocations of assets may, however, be made at any time.

Barclays anticipates making equity security selections generally from securities included in the Russell 3000(R) Index. Barclays is not restricted to securities in this Index and may deviate from the Index's characteristics. The Index consists of the 3,000 largest U.S. companies and represents over 90% of the investable U.S. equity market. Barclays may also invest the Fund's assets in futures contracts and other instruments described herein.

Templeton anticipates following a flexible investment policy in selecting foreign equity securities, seeking out those investments which it believes will achieve The Global Fund's long-term objective of total return.

Similarly, PIMCO may invest in debt securities of all types issued by companies as well as governments located throughout the world. Debt securities held by The Global Fund may include securities rated in any rating category by a nationally recognized securities rating organization ("NRSRO") or that are unrated. As a result, The Global Fund may invest in high risk, lower quality debt securities, commonly referred to as "junk bonds." The Global Fund will limit its investment in junk bonds (i.e., those rated lower than the four highest rating categories or if unrated of comparable quality) to not more than 10% of The Global Fund's total assets.


Securities purchased by the Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Global Fund will not invest more than 25% of its assets in securities issued by companies in any one industry. The Global Fund expects to limit its investments in emerging markets to less than 25% of its total assets. As a global investment, The Global Fund will invest at least 65% of its total assets in a minimum of three different countries, although the Fund expects to invest in a larger number of countries than three. As a temporary defensive measure the Fund may invest a substantial portion of its assets in securities issued by U.S. issuers.


The Advisors manage the Fund with the intent of avoiding the costs typically associated with a high portfolio turnover rate. Templeton and Barclays anticipate that the portfolio turnover rate for the Fund's equity investments will be less than 50%. PIMCO expects a far higher turnover rate for the debt securities managed by it, estimated at 700%, but the turnover rate for this portion of the Fund's holdings does not typically involve brokerage commissions although it can involve indirect costs of dealer spreads. PIMCO generally intends to increase the Fund's total return through its trading strategies in debt securities. Accordingly, The Global Fund does not anticipate incurring the higher costs generally associated with a high portfolio turnover rate.

                                     * * * *

Subject to the foregoing general limitations, the Fund expects to employ the investment practices and invest in the types of securities discussed below under "INVESTMENT TECHNIQUES." Moreover, all investments carry certain risks which are discussed below under "RISK FACTORS" and "INVESTMENT TECHNIQUES."

                                  RISK FACTORS

As with all investments, there is a risk that an investor will lose money when investing in the Fund.

The Global Fund invests in the world's stock and bond markets and so the price of its shares are subject to a wide array of forces which may cause the value of The Global Fund shares to increase or decrease with movements in the broader equity and bond markets. Factors affecting the value and income generated by The Global Fund's holdings, general and regional economic conditions and market factors may influence share value. A decline in the stock market of any country in which The Global Fund has invested may also be reflected in declines in the price of the shares of The Global Fund. Changes in currency valuations will also affect the price of the shares of The Global Fund. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may recur unpredictably in the future. The value of debt securities held by The Global Fund generally will vary inversely with changes in prevailing interest rates.

The Global Fund has the right to purchase securities in any foreign country, developed or developing. Investors should therefore consider carefully the risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign investment controls on daily stock market movements, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. The Global Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the United States. In addition, the foreign securities markets of many of the countries in which The Global Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of The Global Fund are uninvested and no return is earned thereon. The inability of The Global Fund to make intended security purchases due to settlement problems could cause The Global Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to The Global Fund due to subsequent declines in value of the portfolio security or, if The Global Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Global Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The Global Fund is also authorized to invest in medium quality or high-risk, lower quality debt securities that are rated between BBB and as low as CCC by Standard & Poor's Corporation ("S&P") and between Baa and as low as Caa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent investment quality as determined by the Advisors. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the appropriate Advisor to insure, to the extent possible, that the planned investment is sound. The Global Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the appropriate Advisor, the issuer may resume interest payments in the near future. As an operating policy, which may be changed by the Board of Directors without shareholder approval, The Global Fund will not invest more than 10% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's, or in defaulted debt securities, which may be illiquid.

The Global Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchanges (to cover service charges) will be incurred when the Fund converts assets from one currency to another. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositaries, described in the SAI.

Successful use by The Global Fund of stock and bond index futures contracts and options on securities indexes is subject to certain special risk considerations. A liquid options or futures market may not be available when The Global Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in The Global Fund's portfolio. Successful use of index futures contracts and options on securities indexes is further dependent on the Advisors' ability to predict correctly movements in the direction of the underlying securities markets and no assurance can be given that their judgment in this respect will be correct. Risks in the purchase and sale of index futures and options are further referred to in the SAI.

                              INVESTMENT TECHNIQUES

Equity Securities

The Fund may invest in all types of equity securities, including common stocks, preferred stocks, warrants, options, convertible securities, restricted securities and depositary receipts. Certain of these types of securities are discussed below in greater detail.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. See "RISK FACTORS" above. Rating agencies may periodically change the rating assigned to a particular security. While the Advisors will take into account such changes in deciding whether to hold or sell a security, the Fund does not require an Advisor to sell a security that is downgraded to any particular rating.

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Each of the Fund's Advisors may invest in convertible securities. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objective.

Foreign Investments and Foreign Currency Transactions

The Global Fund invests a substantial amount of its assets in foreign investments. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. See "RISK FACTORS" above.

If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments to different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to The Global Fund.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, The Global Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Global Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from The Global Fund's investment or anticipated investment in securities denominated in foreign currencies. The Global Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Global Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by the Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund also may invest in options on foreign currencies and foreign currency futures and options thereon. The Fund also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

For many foreign securities, U.S. dollar denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, The Global Fund can avoid currency risks during the settlement period for either purchases or sales.

Depositary Receipts

The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.
Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Global Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Fund's investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, the Fund's rights against the borrower may be more limited than those held by the original lender.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against a rise in interest rates, the Global Fund will participate in any declines in interest rates as well.

The Global Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Global Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to fluctuations in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than the nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Mortgage-Related and Other Asset-Backed Securities

The Global Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which The Global Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of a fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Fund may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Supplemental Discussion of Investment Techniques and Risks section of the SAI.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If a seller defaults on its repurchase obligations, the Fund may suffer a loss in disposing of the security subject to the repurchase agreement.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may also borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and subsequently will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Certificates of Deposit and Time Deposits

The Global Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Commercial Paper

The Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest categories assigned by an NRSRO (e.g., A-2 or better by S&P, Prime-2 or better by Moody's or F-2 or better by Fitch Investors Service, L.P.) or, if not rated, judged by the Company, pursuant to guidelines adopted by the Board of Directors, to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument.

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Global Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund.

The Global Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of a fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to correctly forecast interest rates and other economic factors. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Global Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Options on Securities, Securities Indexes, and Currencies. The Global Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Global Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Global Fund intends to purchase such options depending on its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

The Global Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Global Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Global Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Global Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, The Global Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by The Global Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), The Global Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurances that a liquid market will exist when The Global Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, The Global Fund may be unable to close out a position.

Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of The Global Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Global Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Swap Agreements. The Global Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to The Global Fund than if The Global Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Futures Contracts and Options on Futures Contracts. The Global Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Global Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, The Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Global Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Global Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"). With respect to positions in financial futures and related options that do not qualify as "bona fide hedging," the Fund will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are `in-the-money," would not exceed 5% of the Fund's net assets.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield.

Securities Issued by Other Investment Companies


The Fund may invest up to 100% of its total assets in shares of other mutual funds that are part of the same group of investment companies, i.e., that hold themselves out to investors as related companies for investment and investor services. The Fund may also invest up to 10% of its assets in unaffiliated money market funds for cash management purposes. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.


U.S. Government Obligations

Although the primary focus of The Global Fund is on other types of financial instruments The Global Fund may invest in U.S. Government securities for liquidity and investment purposes.

Obligations of certain agencies and  instrumentalities  of the U.S.  Government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Lending of Portfolio Securities

In order to generate additional income, the Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, they intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the Fund, the Fund could experience delays in recovering its securities and possible capital losses. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined to be creditworthy under guidelines established by the Board of Directors that permit the Fund to loan up to 33-1/3% of the value of its total assets.

Illiquid Securities

The Global Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities for which market quotations are not readily available require pricing at fair value as determined in good faith under the supervision of the Board of Directors. The Advisors may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and certain commercial paper that an Advisor has determined to be liquid under procedures approved by the Board of Directors).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

                                    * * * * *

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that the Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph 1 below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, the Fund may not:

     (1) invest 25% or more of the total value of its assets in a particular industry;

     (2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940; or borrow money, except that the Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

     (3)  purchase or sell commodities or commodity  contracts,  except that the
          Fund  may  engage  in  futures   transactions  as  described  in  this
          Prospectus;

     (4) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through Participations and Assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in this Prospectus;

     (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

     (6) purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

     (7)  purchase   securities  on  margin  (except  for  delayed  delivery  or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

                             MANAGEMENT OF THE FUND

Directors

Overall responsibility for management of the Fund rests with the Directors of the Company, who are elected by the Shareholders of the Company. There are currently three directors, two of whom are not "interested persons" of the Company within the meaning of that term under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Directors, in turn, elect the officers of the Company to supervise its day-to-day operations.

Investment Advisors

The Fund has three investment advisors.

Barclays Global Fund Advisors ("Barclays") serves as investment advisor for The Global Fund's investments in U.S. equity instruments. Barclays, a registered investment advisor under the 1940 Act, is an operating subsidiary of Barclays Global Investors N.A. ("BGI"), a limited purpose national banking association. BGI is a wholly owned indirect subsidiary of Barclays Bank PLC. Barclays is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 1997, BGI provided investment advisory services for approximately $500 billion in assets. An investment committee of Barclay's investment professionals makes investment decisions for the portion of the Fund's portfolio they manage. No single individual acts in the capacity of a portfolio manager.

Templeton Investment Counsel, Inc. ("Templeton") acts as investment advisor for The Global Fund's non-U.S. equity investments. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned company. Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. Templeton and its affiliates serve as advisors for a wide variety of public investment mutual funds and private clients in many nations and as of December 31, 1997, provided investment advisory services for over $223.7 billion in assets. The Templeton organization has been investing globally since 1940. Templeton and its affiliates have global equity research offices in Australia, Bahamas, Canada, France, Germany, Italy, Luxembourg, Scotland and the United States. Templeton's principal business address is 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394.

Templeton uses a disciplined, long-term approach to value-oriented global and international investing. It has an extensive global network of investment research sources. Securities are selected for The Global Fund's portfolio on the basis of fundamental company-by-company analysis. Many different selection methods are used for different funds and clients and these methods are changed and improved by Templeton's research on superior selection methods.

Peter A. Nori, CFA, will manage the Fund's investments in non-U.S. equity securities on behalf of Templeton. Mr. Nori is Vice President and a Portfolio Manager and analyst for Templeton. His current responsibilities include covering data processing software and hardware industries, the steel stocks industries, and country coverage of Austria. In addition to his portfolio management duties involving institutional and mutual fund accounts, Mr. Nori is lead manager for the Templeton Global Smaller Companies Fund and backup for Templeton Foreign Smaller Companies Fund. Mr. Nori received a bachelor of science degree in finance and a master of business administration degree with an emphasis in finance from the University of San Francisco. Mr. Nori is a Chartered Financial Analyst (CFA) and a member of the Association for Investment Management and Research (AIMR).

Simon Rudolph and Edward Ramos have secondary portfolio management responsibilities for the Fund. Mr. Rudolph is a vice president of Templeton. He joined Templeton in 1997 as a portfolio manager and research analyst and currently has research responsibility for the worldwide transport and shipping industry, as well as country coverage of India. Mr. Rudolph also researches small-cap companies throughout Asia and presently manages small-cap mutual funds. He holds a Bachelor of Arts degree in economic history from Durham
University in England, and is a Chartered Accountant and a member of the Institute of Chartered Accountants of England and Wales. Mr. Ramos is also a Vice President of Templeton. His responsibilities include analysis of the merchandising, financial services and brokerage industries, as well as country coverage of Taiwan, Egypt and Israel. Mr. Ramos received a Master of Business Administration degree with emphasis in finance, accounting and international business from The Columbia Graduate School of Business and a Bachelor of Science degree in finance from Lehigh University. He is a Chartered Financial Analyst
(CFA).

Pacific Investment Management Company ("PIMCO") serves as investment advisor pursuant to an investment advisory contract for The Global Fund's investments in fixed income and other debt securities. PIMCO is an investment counseling firm founded in 1971, and as of December 31, 1997 provided investment advisory services for over $118 billion in assets. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

The Portfolio Manager for PIMCO's duties on behalf of The Global Fund is Lee R. Thomas, III, Managing Director and Senior International Portfolio Manager. As a Fixed Income Portfolio Manager, Mr. Thomas has managed the PIMCO Foreign Bond, Global Bond and International Bond Funds since July 13, 1995, and the PIMCO Global Bond Fund II since October 1, 1995. Prior to joining PIMCO in 1995, Mr. Thomas was associated with Investcorp as a member of the management committee responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs as an Executive Director in foreign fixed income.

Subject to the general supervision of the Company's Board of Directors and in accordance with the investment objective, policies and restrictions of the Fund, the Advisors manage the Fund, make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities.

For the services provided pursuant to their Investment Management Agreements with the Company, the Advisors receive a fee from the Fund. The fee is computed daily and paid monthly and is computed as a percentage of the Fund's average daily net assets for which the respective Advisor has investment management responsibility. The Global Fund pays Barclays at a rate of 0.37 1/2% on the first $100 million of assets under management, 0.30% on the next $400 million of assets under management, and 0.25% on assets over $500 million. The Global Fund pays Templeton at a rate of 0.70% on the first $25 million of assets under management, 0.55% on the next $25 million of assets under management, 0.50% on the next $50 million of assets under management, 0.40% on the next $150 million of assets under management, 0.35% on the next $250 million of assets under management, and 0.30% on amounts over $500 million. The Global Fund pays PIMCO at a rate of 0.35% of assets under management less than $200 million and 0.30% on amounts over $200 million.


Advisors Performance Records

Presented below are the performance results for the Fund's three Advisors, Templeton, Barclays and PIMCO in managing accounts for private clients. The results are not the performance record of the Fund which commenced operations on March 31, 1998.

                                                  CALENDAR YEAR RETURNS
                                                                                      Salomon
                                                                                      Brothers
                                MSCI                                                 World Bond
                             World (w/o              Russell 3000                      Index      Manager     Index
              Templeton        U.S.)      Barclays     Index(2)         PIMCO       (hedged) (3)   Blend(4)   Blend(4)
                              Index(1)
1997             11.9           2.6        31.8            31.8             9.1          10.2        19.5       17.1
1996             22.8           7.2        23.7            21.8            14.6           8.1        20.8       13.6
1995             15.3          11.8        41.0            36.8            23.6          14.1        28.4       22.9
1994              1.0           7.6        -0.1             0.2             N/A          -2.1         N/A        1.5
1993             47.2          32.6        13.0            10.9             N/A           8.8         N/A       16.3
1992             -0.7         -11.9         9.3             9.7             N/A          12.4         N/A        4.6
1991             16.4          12.4        38.4            33.7             N/A          13.7         N/A       21.7
1990             -9.2         -22.8         N/A            -5.1             N/A           3.8         N/A       -7.2

Average
Annual

_________________________________

(1) The MSCI World (w/o U.S.) Index is the Morgan Stanley Capital International World Index without U.S. issuers. The index is an arithmetic, market value weighted, average performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States. United States issuers have been excluded in this presentation. In addition, the index performance results reflect reinvestment of dividends but are not adjusted for foreign withholding taxes.

(2) The Russell 3000 Index measures the performance of the 3,000 largest publicly traded U.S. companies by market capitalization. The index is market value weighted, and performance results reflect the reinvestment of dividends.

(3) The Salomon Brothers World Bond Index (hedged) measures the performance of high quality securities in major sectors of the international bond market. The index includes approximately 600 bonds of ten currencies. The results presented are currency hedged and reflect the reinvestment of earnings.

(4)  Based on the allocation of the Fund's assets on April 1, 1998.


                   AVERAGE ANNUAL RETURNS AS OF DECEMBER 1997

                                1 Year         3 Years         5 Years       10 Years

Barclays                          31.8            32.0           21.0            N/A
PIMCO                              9.1            15.6            N/A            N/A
Templeton                         11.9            16.6           18.7            N/A
Manager Blend(4)                  19.5            22.8            N/A            N/A
Russell 3000 Index(2)             31.8            30.0           19.5           17.9
SalBro WrldBd Index(3)            10.2            10.8            7.7            8.5
MSCI World Index(1)                2.6             7.1           11.9            6.7
Blended Index(4)                  17.1            17.8           14.1           12.2

________________________

(1) The MSCI World (w/o U.S.) Index is the Morgan Stanley Capital International World Index without U.S. issuers. The index is an arithmetic, market value weighted, average performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States. United States issuers have been excluded in this presentation. In addition, the index performance results reflect reinvestment of dividends but are not adjusted for foreign withholding taxes.
(2) The Russell 3000 Index measures the performance of the 3,000 largest publicly traded U.S. companies by market capitalization. The index is market value weighted, and performance results reflect the reinvestment of dividends.
(3) The Salomon Brothers World Bond Index (hedged) measures the performance of high quality securities in major sectors of the international bond market. The index includes approximately 600 bonds of ten currencies. The results presented are currency hedged and reflect the reinvestment of earnings.
(4)  Based on the allocation of the Fund's assets on April 1, 1998.

These performance records have been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR") and have been provided to the Fund by the Advisors. The Fund has not independently audited or verified the results. The results are for private accounts managed with substantially similar investment objectives and policies. These accounts are not subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Internal Revenue Code of 1986, as amended (the "Code") which may adversely affect performance results. The results reflect the deduction of advisory and other fees and the reinvestment of dividends.


The Business Manager

Pursuant to an agreement with the Fund, Sutton Place Management Co., Inc. provides the facilities and services required to carry on the Fund's general administrative and corporate affairs. The Business Manager maintains its principal business at 433 California Street, Suite 1010, San Francisco, California 94104.

The Business Management Agreement provides that the Fund will pay the Business Manager a fee of 0.30% per annum of the Fund's average daily net assets. The fee is computed daily and paid monthly.

Other Service Providers

First Data Investor Services Group, Inc. serves as the Fund's administrator, transfer agent, and registrar and also provides certain accounting services for the Fund ("Investor Services Group," "Administrator," or "Transfer Agent"). An affiliate of Investor Services Group, First Data Distributors, Inc., serves as the Fund's Distributor (the "Distributor"). The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares. The Distributor and Investor Services Group's principal business address is 53 State Street, Boston, Massachusetts 02109. Investor Services Group is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Fund in the administration of its affairs, including the maintenance of financial records and fund accounting. Investor Services Group also serves as the Funds' transfer agent and dividend disbursing agent. Shareholder inquiries may be directed to Investor Services Group at P.O. Box 5184, Westborough, Massachusetts 01581-5184.

Arthur Andersen LLP serves as independent public auditors for the Company. Brown Brothers Harriman & Co. is the Fund's custodian. See "MANAGEMENT OF THE FUND" in the SAI for further information.

The Fund pays all expenses not assumed by the Advisors, Administrator or Business Manager. Expenses paid by the Fund include: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; shareholder service expenses pursuant to a Shareholder Service Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of Shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationery and forms prepared exclusively for the Fund.

Portfolio Transactions

Pursuant to the Investment Management Agreements, each Advisor places orders for the purchase and sale of portfolio investments with brokers or dealers selected by the Advisor in its discretion.

                               VALUATION OF SHARES


The net asset value of the Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m., Eastern Time) on each Business Day. Each such determination and pricing is a "Valuation Time"). As used herein a "Business Day" is a day on which the NYSE is open for trading and the Federal Reserve Bank of San Francisco ("FRB") is open, except days on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or days on which no Shares are tendered for redemption and no order to purchase any Shares is received. Currently, the NYSE and/or the FRB are closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The net asset value per Share of the Fund will fluctuate as the value of the Fund's investments change. Net asset value per Share for the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund by the number of the Fund's outstanding Shares.

                                PURCHASING SHARES

This Prospectus offers individual investors three methods of purchasing Shares. Shares may be purchased through a broker-dealer who has established a dealer agreement with the Distributor or the Distributor. In addition, Shares of the Fund are continuously offered and may be purchased either by mail, by telephone, or by wire. There are no initial sales loads for shares of the Fund. The minimum initial purchase amount for shares of The Global Fund is $2,500 for non-retirement accounts, and $250 for retirement accounts and for subsequent investments.

Purchases of Shares of the Fund will be executed at the next calculated net asset value per Share ("public offering price") following the receipt by the Company or its authorized agents of an order to purchase Shares in good form. In the case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined, but only if the dealer receives the order prior to the Valuation Time for that day and transmits it to the Company by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. Purchases of Shares in the Fund will be effected only on a Business Day. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day of the Fund.

Depending upon the terms of a particular Shareholder account, a Shareholder may be charged account fees for services provided in connection with an investment in the Fund. Information concerning these services and any charges may be obtained from the Company, Distributor or dealer assessing the charges. This Prospectus should be read in conjunction with any such information so received.

An account may be opened by mailing a check or other negotiable bank draft in the minimum amounts described above (payable to Forward Funds, Inc.) with a completed and signed Account Application Form to Forward Funds, Inc., c/o First Data Investor Services Group, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. An Account Application Form may be obtained by calling 1-800-999-6809. The completed investment application must indicate a valid taxpayer identification number and must be certified as such. Additionally, investors may be subject to penalties if they falsify information with respect to their taxpayer identification numbers.

The issuance of Shares is recorded on the books of the Fund. Every Shareholder will receive a confirmation of, or account statement reflecting, each new transaction in the Shareholder's account, which will also show the total number of Shares of the Fund owned by the Shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Fund will not be issued.

The Company reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made through the use of third party checks and drafts drawn on foreign financial institutions.

                               EXCHANGE PRIVILEGE

Shares of the Fund may be exchanged with a money market fund, the U.S. Government Money Market Fund (Vista class), a portfolio of Mutual Fund Trust. There will be no fees for exchanges. An exchange may be made by written instruction or, if a written authorization for telephone exchanges is on file with the Transfer Agent by calling 1-800-999-6809. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Exchange requests cannot be revoked once they have been received in good order. This exchange privilege is available only in U.S. states where Shares of the Fund being acquired may legally be sold and may be modified, limited or terminated at any time by the Fund upon 60 days' written notice.

Investors should not view the exchange privilege as a means for market timing (taking advantage of short-term swings in the market), and the Fund limits the number of exchanges each Shareholder may make to four exchanges per account (or two rounds trips) per calendar year. The Company also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund. The Company may terminate or change the terms of the exchange privilege at any time. In general, Shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of Shares, which may result in a capital gain or loss.

                                REDEEMING SHARES

Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per Share next determined after receipt of a redemption request by the Distributor or the Company or its agents. Redemptions may be made by check, wire transfer, telephone or mail. The Company intends to pay cash for all Shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

Signature Guarantee

If the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the Shareholder's address of record, or if the Shares are to be transferred, the owner's signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. No signature guarantees are required for Shares when an application is on file with the Transfer Agent and payment is to be made to the Shareholder of record at the Shareholder's address of record. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer

If a Shareholder has given authorization for expedited wire redemption, Shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Company prior to the close of the NYSE will result in Shares being redeemed that day at the next determined net asset value and normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Company for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming Shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, the Company will honor requests by any person identifying themselves as the owner of an account or the owner's broker by telephone at 1-800-999-6809 or by written instructions. The Company cannot be responsible for the efficiency of the Federal Reserve wire system or the Shareholder's bank. The Shareholder is responsible for any charges imposed by the Shareholder's bank. The minimum amount that may be wired is $2,500. The Company reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such Shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Investor Services Group, P.O. Box 5184, Westborough, Massachusetts 01581-5184. This redemption option does not apply to Shares held in broker "street name" accounts. A wire transfer fee will be charged by the Fund. See "FEE TABLE."

By Telephone

Shares may be redeemed by telephone if the Account Application Form reflects that the Shareholder has elected that privilege. If the telephone feature was not originally selected, the Shareholder must provide written instructions to the Company to add it. The Shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day. Wire redemption requests may be made by the Shareholder by telephone to the Company at 1-800-999-6809. Although there are no redemption fees, a Shareholder may be charged wire transfer and account closeout fees, as applicable. See "FEE TABLE."

The  Company's  Account  Application  Form  provides  that none of the  Business
Manager, the Transfer Agent, the Advisors, the Company or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, Shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by Investor Services Group to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to Investor Services Group.

By Mail

A written request for redemption must be received by the Transfer Agent in order to honor the request. See "FEE TABLE." The Transfer Agent's address is: First Data Investor Services Group, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, (2) the redemption check is mailed to the Shareholder(s) at the address of record and (3) an application is on file with the Transfer Agent. Signature guarantees are also waived if the proceeds of the redemption request will meet the above conditions and be less than $50,000. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934, as amended (the "1934 Act").

Payments to Shareholders

Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed generally will be made within seven days after receipt of a valid request for redemption.

At various times, the Company may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Shares, which delay may be for 15 days or more. The Fund intends to forward such redemption proceeds upon determining that good payment for purchase orders has been received. Such delay may be avoided if Shares are purchased by wire transfer of federal funds. The Company intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See  "ADDITIONAL  PURCHASE  AND  REDEMPTION  INFORMATION  --  Matters  Affecting
Redemption" and "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - Net Asset Value" in the SAI for examples of when the Company may suspend the right of redemption or redeem Shares involuntarily.


                         CHECKING AND CARD TRANSACTIONS

The Global Fund offers shareholders the ability to use the Fund as a source of funds for check writing and debit or credit card transactions. Check and card withdrawals are redemptions subject to the fees shown in the Fee Table. Subject to these fees, no maximum limit is imposed on the number of checks or other redemptions, and no minimum limit is imposed on redemption size.

Since checks and other means of payment are measured in dollars and not shares, however, and since the value of shares in The Global Fund is expected to fluctuate, the Company imposes safeguards against the chance that dollar payments drawn from an account will exceed the value of that account as of the next Valuation Time. In particular, shareholders may not write checks or incur credit charges such that the total of unpaid redemptions is in excess of fifty percent of the Net Asset Value of their account.


                            SHAREHOLDER SERVICE PLAN

The Company has adopted a Shareholder Service Plan (the "Plan") with respect to the Shares of the Fund. Pursuant to the Plan, the Fund is authorized to pay third party service providers for certain expenses that are incurred in connection with providing services to shareholders. Payments under the Plan will be calculated daily and paid monthly at an annual rate not to exceed 0.35% of the average daily net assets of the Fund.

Payments under the Plan may be used to pay banks and their affiliates and other institutions, including broker-dealers (each a "Participating Organization"), for administrative and/or shareholder service assistance. Such Participating Organizations will be compensated at an annual rate of up to 0.35% of the average daily net assets of the Shares held of record or beneficially by such customers. Payments pursuant to the Plan will be used to compensate Participating Organizations for providing Shareholder services with respect to their Customers who are, from time to time, beneficial or record holders of Shares.

Fees paid pursuant to the Plan are accrued daily and paid monthly, and are charged as expenses of Shares of the Fund as accrued.

The Plan may be terminated by a vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Directors"), or by a vote of a majority of the holders of the outstanding voting securities of the class of Shares subject thereto.

                               DIVIDENDS AND TAXES

The Fund expects to pay dividends of net investment income quarterly and to distribute capital gains annually. A Shareholder will automatically receive all income, dividends and capital gains distributions in additional full and fractional Shares at net asset value as of the date of declaration, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at First Data Investor Services Group, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Federal Taxes

The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code, so that it generally will not be subject to federal income tax on its taxable income and gains that are distributed to Shareholders. In order to avoid a 4% federal excise tax, the Fund intends to distribute each calendar year substantially all of its taxable income and gains.

Distributions from the Fund's investment company taxable income (which includes, among other items, dividends, taxable interest and the excess, if any, of net short-term capital gains over net long-term capital losses), whether received in cash or reinvested in Fund shares, are taxable to Shareholders as ordinary income. Distributions of net capital gains (other than short-term capital gain), whether received in cash or reinvested in Fund shares, will be taxable to Shareholders at the applicable capital gains rate (generally, a maximum rate of 20% or 28%, depending upon the Fund's holding period in the assets sold), regardless of how long the Shareholder has held the Fund's Shares.

Dividends declared by the Fund in October, November or December and paid during the following January will be treated as having been received by Shareholders on December 31 in the year the distributions were declared.

Any dividend or other distribution paid by the Fund has the effect of reducing the Fund's net asset value per Share. Since the Fund does not declare dividends daily, a dividend or other distribution paid shortly after a purchase of Shares would represent, in substance, a return of capital to the Shareholder (to the extent it is paid on the Shares so purchased), even though subject to income taxes.

The Fund may be subject to income taxes imposed by the countries in which it invests with respect to dividends, capital gains and interest income. The Fund may, under certain circumstances, elect to treat certain of these taxes as if paid by its shareholders. Shareholders would then be required to include such taxes as income but may be entitled, subject to certain limitations, to a tax credit or deduction.

The Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions paid to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the Shareholder's federal income tax liability.

Shareholders will be furnished annually with information relating to the nature and amounts of distributions made by the Fund.

The preceding discussion is only a summary of some of the federal income tax considerations generally affecting the Fund and its Shareholders and does not address every possible situation. Distributions may be subject to state, local and foreign taxes, and non-U.S. Shareholders may be subject to U.S. tax rules that differ significantly from those discussed. Prospective Shareholders should consult their tax advisors with respect to the effect of investing in the Fund. For additional information relating to taxes, see "TAX CONSIDERATIONS" in the SAI.

                               GENERAL INFORMATION

Description of the Company and Its Shares


The Company was organized as a Maryland corporation in 1997 and consists of the Fund described in this Prospectus and a second fund, The Small Capitalization Fund. The Shares of the Company are currently offered as a single class. Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each Share owned.


An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Company), by majority vote, has the power to remove one or more Directors.

Performance Information

From time to time performance information for the Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of the Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indexes such as those prepared by various services, which indexes may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders. For further information regarding such services and publications, see "CALCULATION OF PERFORMANCE DATA" in the SAI.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in Shares of the Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted.

Account Services

Shareholders  of  the  Company  may  obtain  current  price,   yield  and  other
performance information on any of the Funds or any of the Company's funds 24 hours a day by calling 1-800-999-6809 from any touch-tone telephone.

Miscellaneous

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants. Inquiries regarding the Company may be directed in writing to Investor Services Group, P.O. Box 5184, Westborough, Massachusetts 01581-5184, or by calling toll free 1-800-999-6809.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                               FORWARD FUNDS, INC.

                              433 California Street
                                   Suite 1010
                         San Francisco, California 94104
                                 1-800-999-6809

                       Statement of Additional Information
                                dated _____, 1998


Forward Funds, Inc. (the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers two diversified investment portfolios, The Global Fund (the "Global Fund") and The Small Capitalization Stock Fund (the "Small Cap Fund") (collectively, the "Funds"). There is no assurance that either of the Funds will achieve its objective.

This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with each Fund's Prospectus, dated _____, 1998 ("Prospectus"), which have been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectus for either or both of the Funds may be obtained free of charge by calling the Distributor at _____________.


                                TABLE OF CONTENTS
                                                                Page

ORGANIZATION OF FORWARD FUNDS, INC................................2

MANAGEMENT OF THE FUNDS...........................................2

INVESTMENT OBJECTIVES AND POLICIES................................7

SUPPLEMENTAL DISCUSSION OF INVESTMENT TECHNIQUES AND
RISKS ASSOCIATED WITH THE FUNDS' INVESTMENT
POLICIES AND INVESTMENT TECHNIQUES................................9

PORTFOLIO TRANSACTIONS...........................................16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................17

DETERMINATION OF SHARE PRICE.....................................19

SHAREHOLDER SERVICES AND PRIVILEGES..............................20

DISTRIBUTIONS....................................................20


TAX CONSIDERATIONS...............................................21


SHAREHOLDER INFORMATION..........................................25

CALCULATION OF PERFORMANCE DATA..................................25

GENERAL INFORMATION..............................................27

FINANCIAL STATEMENTS.............................................27

APPENDIX A.......................................................29

                       ORGANIZATION OF FORWARD FUNDS, INC.


Forward Funds, Inc. is an open-end management investment company which offers two diversified investment portfolios, the Global Fund and the Small Cap Fund. The Company was incorporated in Maryland on October 3, 1997.

The authorized capital stock of the Company consists of six hundred (600) million shares of one class of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into two series, the Global Fund and the Small Cap Fund, and has authorized the series to offer two classes. Each Fund currently offers one class of shares (the "Shares"). Holders of Shares of the Funds of the Company have one vote for each Share held, and a proportionate fraction of a vote for each fractional Share. All Shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at the option of the shareholder. Shares have no preemptive rights.


The Board of Directors may classify or reclassify any unissued Shares of the Company into Shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such Shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such Shares.

                             MANAGEMENT OF THE FUNDS

Board of Directors. Each Fund is managed by the Company's Board of Directors. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisers or otherwise.

Haig G. Mardikian, Hearst Building, Suite 1000, San Francisco, California 94118. (Age 50). Director. Mr. Mardikian is primarily involved in real estate investments and development projects. Owner of Haig G. Mardikian Enterprises, a real estate investment business; general partner of M&B Development; general partner of George M. Mardikian Enterprises; and president and director of Adiuvana-Invest, Inc. In addition to his involvement with the above-mentioned investment businesses, Mr. Mardikian has served as Managing Director of United Broadcasting Company and Chairman and Director of SIFE Trust Fund.

Leo  T.  McCarthy,  One  Market,  Steuart  Tower,  Suite  1604,  San  Francisco,
California 94105. (Age 67). Director. President, The Daniel Group, an international trade consulting partnership (January 1995 -present); Director, Linear Technology Corporation (July 1994 - present); Lieutenant Governor of the State of California (January 1983 - December 1994).

Ronald Pelosi,* 433 California Street, Suite 1010, San Francisco, California 94104. (Age 63). Director. President, Sutton Place Management Co., Inc. (June
1997 - Present); Principal, Grayville Associates, a business consulting firm (June 1996 - Present). Mr. Pelosi was formerly a Vice President of Korn Ferry International, an executive search consulting firm (June 1994 - June 1996) and President of Ironstone Partners, business consultants (January 1993 - June
1994).

The Funds pay each Director who is not an interested person (as defined under the 1940 Act) an annual fee of $6,000. Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation from the Funds or any other funds managed by the Business Manager or Investment Advisers. None of the officers or Directors of the Funds are affiliated with the Investment Advisers.

Officers.

Ronald Pelosi, President. 433 California Street, Suite 1010, San Francisco, California 94104. (Age 63). See
"Board of Directors."


Carl Katerndahl, Executive Vice President and Secretary. 433 California Street, Suite 1010, San Francisco, California 94104. (Age 35). Managing Director and Secretary, Sutton Place Management Co., Inc. (April 1998-present); Client Service/Sales Representative, NWQ (April 1997-March 1998); Consultant, Morgan Stanley Dean Witter (April 1993-March 1997); Senior Portfolio Manager, Prudential Securities (April 1988-March 1990).

J. Alan Reid, Jr., Executive Vice President and Treasurer. 433 California Street, Suite 1010, San Francisco, California 94104. (Age 36). Managing Director and Treasurer, Sutton Place Management Co., Inc. (March 1998-present); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co. (September 1997 - February 1998); Vice President, Regional Director, Investment Consulting Services, Dean Witter (May 1994 - September 1997); Assistant Vice President, Dean Witter (March 1993 - May 1994).

Steven Levy, Assistant Treasurer. 433 California Street, Suite 1010, San Francisco, California 94104. (Age 33). Vice President of Fund Accounting and Administration Operations for First Data Investor Services Group, Inc. (January 1997 - present); Vice President of Investment Operations at Franklin Templeton Group, San Mateo, California (January 1996 - December 1996); Assistant Vice President in Fund Accounting at Scudder, Stevens & Clark, Inc. (December 1994 - January 1996); Fund Accounting Division, Putnam Investments, Inc. (1986 - November 1994).

Julie A. Tedesco, Assistant Secretary. 433 California Street, Suite 1010, San Francisco, California 94104. (Age 40). Counsel to First Data Investor Services Group, Inc. (May 1994 - present); Assistant Vice President and Counsel, The Boston Company Advisers, Inc. (July 1992 - May 1994).


Kristin Kowal, Assistant Treasurer. 433 California Street, Suite 1010, San Francisco, California 94104. (Age 30). Director of Client Services, First Data Investor Services Group, Inc. (August 1997 - present); Fund Accountant, Mutual Fund Accounting Division, First Data Investor Services Group, Inc. (December 1991 - July 1997).

Therese M. Hogan, Assistant Secretary. 433 California Street, Suite 1010, San Francisco, California 94104. (Age 35). Manager (State Regulations), First Data Investor Services Group, Inc. (June 1994 - present); Senior Legal Assistant, Palmer & Dodge (October 1993 - May 1994).


Committees. The Global Fund has an Asset Allocation Committee which has the responsibility of determining the allocation of the assets of the Global Fund among its investment advisers according to the investment objectives and policies of the Global Fund. The members of this committee are Haig Mardikian, Leo McCarthy and Ronald Pelosi.

Investment Advisers. The Investment Advisers serve as investment advisers for the Funds and have certain responsibilities for the investment management of the assets of the Company (collectively referred to herein as "Investment Advisers" or "Advisers"). The Investment Management Agreements between the Company and the Investment Advisers require the Investment Advisers to oversee the provision of all investment advisory and portfolio management services for the Funds with respect to the assets allocated to them.


The Global Fund. There are three Investment Advisers for the Global Fund. Barclays Global Fund Advisers ("Barclays") manages the Global Fund's U.S. equity investments. Templeton Investment Counsel, Inc. ("Templeton") manages the Global Fund's non-U.S. equity investments. Pacific Investment Management Company ("PIMCO") manages those assets of the Global Fund that are invested in fixed income and other debt securities.

Barclays serves as investment adviser for the Global Fund's investments in U.S. equity instruments. Barclays, a registered investment adviser under the 1940 Act, is an operating subsidiary of Barclays Global Investors N.A. ("BGI"), a limited purpose national banking association. Barclays is located at 45 Fremont Street, San Francisco, California 94105. As of July 1997, Barclays and its affiliates provided investment advisory services for over $465 billion of assets. Barclays uses a team management approach to manage investment portfolios.

Templeton acts as investment adviser for the Global Fund's non-U.S. equity investments. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned company. Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. Templeton and its affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations and manage over $172 billion in assets. The Templeton organization has been investing globally since 1940. Templeton and its affiliates have offices in Australia, Bahamas, Canada, France, Germany, Italy, Luxembourg, Scotland and the United States. Templeton's principal business address is 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394.

Templeton uses a disciplined, long-term approach to value-oriented global and international investing. It has an extensive global network of investment research sources. Securities are selected for the Global Fund's portfolio on the basis of fundamental company-by-company analysis. Many different selection methods are used for different funds and clients and these methods are changed and improved by Templeton's research on superior selection methods.

PIMCO serves as investment adviser pursuant to an investment advisory contract for the Global Fund's investments in fixed income and other debt securities. PIMCO is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. PIMCO is a subsidiary partnership of PIMCO Advisers L.P. ("PIMCO Advisers"). PIMCO Advisers has two general partners, PIMCO Advisers Holdings L.P., a Delaware limited partnership (formerly Oppenheimer Capital, L.P.) and PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a Delaware limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P. is also the general partner of PIMCO Advisers Holdings L.P. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the CFTC. The portfolio management team which will handle The Global Fund's investments on PIMCO's behalf is currently led by Lee R. Thomas, III, Managing Director and Senior International Portfolio Manager for PIMCO. A Fixed Income Portfolio Manager, Mr. Thomas has managed the PIMCO Foreign Bond, Global Bond and International Bond Funds since July 13, 1995, and the PIMCO Global Bond Fund II since October 1, 1995. Prior to joining PIMCO in 1995, Mr. Thomas was associated with Investcorp as a member of the management committee responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs as an Executive Director in foreign fixed income.

The Global Fund pays Templeton annual fees equal to 0.70% of the first $25 million of Global Fund assets invested by Templeton, 0.55% of the next $25 million, 0.50% on the next $50 million, 0.40% on the next $150 million, 0.35% on the next $250 million and 0.30% of all assets above $500 million managed by the Investment Adviser. The Global Fund pays Barclays annual fees equal to 0.375% of the first $100 million of Global Fund assets managed by Barclays, 0.30% on the next $400 million under management, and 0.25% on all assets above $500 million managed by Barclays. PIMCO is paid annual fees equal to 0.35% of the first $200 million of Global Fund assets it manages and 0.30% of all assets above $200 million that it manages.


The Small Cap Fund. Webster Investment Management Company LLC serves as investment adviser for the Small Cap Fund ("Webster"). Webster is a limited liability corporation recently organized under the laws of the State of Delaware. Webster has engaged the services of ______ Capital Management to manage the Small Cap Fund's assets on a day to day basis (the "Sub-Adviser").

The Investment Advisers are not required to furnish any personnel, overhead items, or facilities for the Company. All fees paid to the Investment Advisers by the Fund are computed and accrued daily and paid monthly based on the net asset value of shares of the Fund.

Each Investment Management Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of either the Global or Small Cap Fund's outstanding Shares, as applicable, voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Global or Small Cap Fund's outstanding Shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. Each Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


Business Manager. Sutton Place Management Co., Inc. (the "Business Manager") performs certain administrative functions as Business Manager for the Global Fund only, including:

o providing office space, telephone, office equipment and supplies for the Global Fund;
o paying compensation of the Global Fund's officers who are affiliated with the Business Manager for services rendered as such;
o authorizing expenditures and approving bills for payment on behalf of the Global Fund;
o supervising preparation of annual and semiannual reports to Shareholders, notices of dividends, capital gain distributions and tax credits, and attending to correspondence and other special communications with Shareholders and service providers to the Global Fund;
o    monitoring relationships with organizations serving the Global Fund; and
o providing executive, clerical and secretarial help needed to carry out these responsibilities.

For its services the Business Manager receives a fee from the Fund of 0.30% per annum of the Global Fund's average daily net assets. The fee is computed daily and paid monthly. The Business Management Agreement between the Business Manager and the Global Fund shall continue in effect for two years from the date of its execution and year to year thereafter, provided that each such continuance is approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Company, or by the vote of the outstanding securities of the Global Fund, and (b) the vote of a majority of those directors who are not parties to the Business Management Agreement or interested persons (as that term is defined in the 1940 Act). The Business Management Agreement may be terminated at any time by either party upon 60 days' prior written notice and terminates automatically in the event of its assignment (as defined in the 1940 Act).

Distributor. Shares of the Funds are distributed pursuant to an Agreement between the Company and First Data Distributors, Inc. (the "Distributor"). The Distribution Agreement requires the Distributor to solicit orders for the sale of Shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Administrator and Transfer Agent. First Data Investor Services Group, Inc. (hereinafter "Investor Services Group," "Administrator" and "Transfer Agent"), whose principal business address is 53 State Street, Boston, Massachusetts 02109, acts as the Company's administrator and transfer agent. As Administrator, Investor Services Group will perform corporate secretarial, treasury and blue sky services and act as fund accounting agent for the Funds. For its services as Administrator, the Funds will pay Investor Services Group a monthly fee based on the average amount of assets invested in the Funds. Investor Services Group will receive an annual fee of 0.20% up to and including the first $500 million in assets; 0.17% for assets between $500 million and $1 billion and 0.125% for all assets over $1 billion. In addition, the Funds will pay Investor Services Group certain accounting fees, and other expenses. The Administration Agreement between the Funds and Investor Services Group has an initial term of five years and will renew automatically for successive two year terms. Pursuant to a Transfer Agency and Services Agreement, Investor Services Group also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has a term of five years and automatically renews for successive two year terms. Investor Services Group and First Data Distributors, Inc. are wholly-owned subsidiaries of First Data Corporation. Shareholder inquiries may be directed to Investor Services Group or First Data Distributors, Inc. at P.O. Box 5184, Westborough, Massachusetts 01581-5184.

The Shares of the Funds are sold without a sales charge. The Business Manager and/or the Distributor may use their own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of Shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of each Fund for information on how to purchase and sell Shares of the Funds, and the charges and expenses associated with an investment.

Shareholder Service Plan. The Funds have a shareholder service plan applicable to Shares of the Funds ("Shareholder Service Plan"). The Company intends to operate the Shareholder Service Plan in accordance with its terms. Under the Shareholder Service Plan, third party service providers may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Shares in amounts not to exceed 0.35% of the average daily net assets of the shares of each Fund.

Under the Shareholder Service Plan, ongoing payments may be made on a quarterly basis to Participating Organizations for both distribution and shareholder servicing at the annual rate of 0.35% of the Funds' average daily net assets of Shares that are registered in the name of that Participating Organization as nominee or held in a shareholder account that designates that Participating Organization as the dealer of record. These fees may also be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of the Funds, including payments to Participating Organizations for selling shares of the Funds and for servicing shareholders. Activities for which these fees may be used include: overhead of the Distributor; printing of prospectuses and SAIs (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Shareholder Service Plan.

In the event a Shareholder Service Plan is terminated in accordance with its terms, the obligations of the Funds to make payments to the Distributor pursuant to the Shareholder Service Plan will cease and the Funds will not be required to make any payments for expenses incurred after the date the Plan terminates. The Funds will receive payment under the Shareholder Service Plan without regard to actual distribution expenses incurred.

The Shareholder Service Plan has been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Service Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Service Plan, cast in person at a meeting called for that purpose. The Shareholder Service Plan may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding Shares on 60 days' written notice.

Any change in the Shareholder Service Plan of the Funds that would increase materially the expenses paid by the Funds requires Shareholder approval; otherwise, the Shareholder Service Plan may be amended by the Board of Directors of the Funds, including a majority of those Directors who are not "interested persons' and who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreements related to it (the "Independent Directors"), by a vote cast in person.

Third party service providers are required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to them under the Shareholder Service Plan, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Shareholder Service Plan in order to enable the Board to make an informed determination of whether the Shareholder Service Plan should be continued.

                       INVESTMENT OBJECTIVES AND POLICIES


The Global Fund


The Global Fund seeks total return (capital appreciation and income) by investing primarily in the global stock and bond markets.



The Small Cap Fund

The Small Cap Fund seeks total return (long term capital appreciation and income) by investing primarily in the equity securities of companies having small market capitalizations that offer future growth potential.

The investment objective of each of the Funds is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the relevant Fund. Non-fundamental policies of each of the Funds may be changed by the Company's Directors, without a vote of the holders of a majority of outstanding Shares of a Fund unless (i) the policy is expressly deemed to be a fundamental policy or (ii) the policy is expressly deemed to be changeable only by such majority vote. There can be no assurance that the investment objective of either or both of the Funds will be achieved.


Investment Policies

The  Global  Fund.  The  Global  Fund may invest in all types of equity and debt securities, including, but not limited to, common stocks, preferred stocks, convertible securities, warrants, trust units or certificates, bonds, debentures, notes, commercial paper and various types of depository receipts. There are no limits on the types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities.

The Global Fund will not invest more than 50% of its assets in securities of emerging markets. The Investment Advisers making non-U.S. investments for the Global Fund (as described in the Prospectus) have broad discretion to identify and invest in countries they consider to qualify as emerging markets' securities. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.
Debt securities held by the Global Fund may include securities rated in any rating category by a nationally recognized securities rating organization ("NRSRO") or that are unrated. As a result, the Global Fund may invest in high risk, lower quality debt securities, commonly referred to as "junk bonds." The Global Fund will limit its investment in junk bonds (i.e., those rated lower than the four highest rating categories or if unrated determined to be of comparable quality) to not more than 10% of the Global Fund's total assets.

Securities purchased by the Global Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Global Fund will not invest more than 25% of its total assets in securities issued by companies in any one industry.


The Small Cap Fund. The Small Cap Fund will invest at least 65% of its total assets in the equity securities of companies with market caitalizations at the time of purchase no larger than the largest market capitalization of the companies included in the Russell 2000 Index as most recently reported. The Small Cap Fund expects to invest predominantly in common stocks, but may also invest in all types of equity and debt securities including preferred stocks, convertible securities, warrants and foreign securities. There are no limits on types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities.

The Small Cap Fund may invest up to 5% of its assets in securities of emerging markets. Please see the previous section pertaining to The Global Fund for a discussion concerning investment in emerging markets.

Like the Global Fund, debt securities held by the Small Cap Fund may include securities rated in any rating category by a NRSRO or that are unrated. The Small Cap Fund will limit its investment in junk bonds (i.e. those rated lower than the four highest rating categories or if unrated determined to be of comparable quality) to not more than 25% of the Small Cap Fund's total assets.

Securities purchased by the Small Cap Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Small Cap Fund will not invest more than 25% of its total assets in securities issued by companies in any one industry.


                                  * * * * * * *

   SUPPLEMENTAL DISCUSSION OF INVESTMENT TECHNIQUES AND RISKS ASSOCIATED WITH
            THE FUNDS' INVESTMENT POLICIES AND INVESTMENT TECHNIQUES


Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below. Unless otherwise indicated, the discussion below pertains to both Funds.


Inflation-Indexed Bonds


Only the Global Fund may invest in inflation-indexed bonds. Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation adjusted principal amount. For example, if the Global Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


The U.S. Treasury has only recently commenced issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Global Fund may be forced to liquidate its position when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Repurchase Agreements


In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the current policy of both of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Advisers.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Advisers. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.


Derivative Instruments

Most swap agreements entered into by the Global Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Global Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Global Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Global Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Global Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Global Fund's investment restriction concerning senior securities. The Global Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Global Fund's assets.

Whether the Global Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Global Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Global Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Global Fund's repurchase agreement guidelines). Certain restrictions imposed on the Global Fund by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Global Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Global Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Illiquid Securities


The Funds may invest in an illiquid or restricted security if the Investment Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.


Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. Each of the Funds may not invest more than 15% of its total assets in illiquid securities, measured at the time of investment.

Borrowing


Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. The Funds do not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


Debt Securities


The Funds may invest in debt securities that are rated between BBB and as low as CCC by Standard & Poor's Ratings Services ("S&P") and between Baa and as low as Caa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent investment quality as determined by the Investment Advisers. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.


Bonds which are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

Options on Securities, Indexes and Futures

The Global Fund may write covered put and call options and purchase put and call options on securities, securities indexes and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Global Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a fund is "covered" if the fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Global Fund will cover call options on securities indexes that it writes by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Global Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Global Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Global Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Global Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Global Fund has written a call option falls or remains the same, the Global Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Global Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Global Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Global Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Global Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Global Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Global Fund's investments does not decline as anticipated, or if the value of the option do not increase, the Global Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Global Fund's security holdings being hedged.

The Global Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, the Global Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Global Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, the Global Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when the Global Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Global Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Global Fund, as well as the cover for options written by the Global Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

The Global Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Global Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Global Fund for hedging purposes also depends upon the Investment Advisers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Global Fund seeks to close out an option position. If the Global Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Global Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Global Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Global Fund is covered by an option on the same index purchased by the Global Fund, movements in the index may result in a loss to the Global Fund; however, such losses may be mitigated by changes in the value of the Global Fund's securities during the period the option was outstanding.

Investment in Foreign and Developing Markets


The Funds may purchase securities in any foreign country, developed or developing. Potential investors in the Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Funds attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Funds' portfolio securities are denominated may have a detrimental impact on the Funds.

Year 2000 Concerns


The services provided to the Funds by the Investment Advisers, Sub-Adviser, Business Manager, Investor Services Group and the Distributor are dependent upon the operation of these service providers' computer systems. Many computer software systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. Each of the Investment Advisers, Sub-Adviser, Business Manager, Investor Services Group and the Distributor are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. Although there can be no assurances, the Funds believe these steps will be sufficient to avoid any adverse impact on the Funds.


                             PORTFOLIO TRANSACTIONS


The Investment Advisers and Sub-Adviser are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements, each Investment Adviser and Sub-Adviser determines which brokers are to be eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Investment Advisers or Sub-Adviser, and provide other services in addition to execution services. Consistent with this policy, neither the Investment Advisers or Sub-Adviser nor any parent, subsidiary, or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Funds. The placement of portfolio brokerage with broker-dealers who have sold Shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). The Investment Advisers and/or Sub-Adviser may also consider the sale of their shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, the Company may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Investment Adviser and/or the Sub-Adviser. In negotiating commissions with a broker, the Company may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser and/or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Investment Adviser and/or Sub-Adviser in carrying out its responsibilities to the Funds or its other clients.


Purchases of the Funds' Shares also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.


Some securities considered for investment by the Funds may also be appropriate for other clients served by the Fund's Investment Advisers and/or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Investment Adviser and/or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Investment Advisers' and/or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser and/or the Sub-Adviser. There is no specified formula for allocating such transactions.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of Shares and other funds managed by the Investment Advisers and/or Sub-Adviser. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such Shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Telephone Redemption and Exchange Privileges. As discussed in each Fund's Prospectus, the telephone redemption and exchange privileges are available for all Shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.


          1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There is no fee for redemptions.

          2. Telephone redemptions and/or exchange instructions should be made by dialing 1-800-999-6809.


          3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the relevant Fund's Prospectus or herein.


          4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent:

               (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous sixty (60) days.

               (b)  Certain  account  information  will need to be provided  for
                    verification   purposes   before  the  redemption   will  be
                    executed.

               (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

               (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

               (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

Matters Affecting Redemptions. Payments to shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such Shares, which may take up to 15 days.

Net Asset Value. The Funds intend to pay in cash for all Shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such Shares.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the Shares of any shareholder whose account has a value of less than $1,000 in a Fund, other than as a result of a decline in the net asset value per Share. Before a Fund redeems such Shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's Shares.

The value of Shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

                          DETERMINATION OF SHARE PRICE


The net asset value and offering price of each of the Funds' Shares will be determined once daily as of the close of trading on the NYSE (4:00 p.m., Eastern time) during each day on which the NYSE is open for trading, the Federal Reserve Bank of San Francisco is open, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to affect that Fund's net asset value or days on which no Shares are tendered for redemption and no order to purchase any Shares is received. As of the date of this SAI, the NYSE and/or the Federal Reserve Bank of San Francisco are closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Puts, calls and futures contracts purchased and held by the Global Fund are valued at the close of the securities or commodities exchanges on which they are traded. Options on securities and indices purchased by the Global Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded on the over the counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Advisers and/or Sub-Adviser using methodologies approved by the Board of Directors.

The net asset value per Share of each of the Funds will fluctuate as the value of the Funds' investments change. Net asset value per Share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding Shares.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to a Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the relevant Fund's Prospectus.


                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing Shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in Shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All Shareholders will receive a confirmation of each new transaction in their accounts. CERTIFICATES REPRESENTING SHARES OF THE COMPANY WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase Shares, there is available through the Company a Prototype Plan and Custody Agreement. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use Shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase Shares of the Funds under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("Simple IRAs") which employers may establish on behalf of their employees are also available. Full details on the IRA and Simple IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by Shares of the Funds may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.


                                  DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of Shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive the investor's dividends and distributions upon all Shares registered in the investor's name and to reinvest them in full and fractional Shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Shares of the Funds request that dividends and/or capital gains distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Funds.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses).

The status of the Funds as regulated investment companies does not involve government supervision of management or of its investment practices or policies. As regulated investment companies, the Funds generally will be relieved of liability for U.S. federal income tax on that portion of their investment company taxable income and net realized capital gains which they distribute to their shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund Shares. The Funds' distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Funds' dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Funds as capital gains dividends are taxable to shareholders, whether received in cash or reinvested in Fund Shares, as either "20% Rate Gain" or "28% Rate Gain," depending upon the particular Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise for sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Distributions are subject to these tax rates regardless of the length of time the Funds' Shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Funds reduce the Net Asset Value of Fund's Shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by a Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. The Global Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Global Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Global Fund, defer Global Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to Shareholders. These provisions also may require the Global Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Global Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. The Global Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Global Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Constructive Sales. Recently enacted rules will affect the timing and character of gain if the Funds engage in certain transactions which reduce or eliminate the risk of loss with respect to appreciated financial positions, including stock and securities. For example, if the Funds enter into a short sale of property while holding property substantially identical to that sold short, the entry into the contract will generally constitute a constructive sale and the Funds will recognize gain (but not loss) as if the property it held had been sold. The character of gain from a constructive sale will depend upon a Fund's holding period in the property. If a short sale results in loss, the loss will be recognized at the time of the closing of the short sale, and its character may be affected by the straddle rules described above.

Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts, and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. The Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends, and gain from the sale of securities). If the Funds receive an "excess distribution" with respect to PFIC stock, the Funds will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Shareholder held the PFIC stock. The Funds will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC Shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, the Funds generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Funds' PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Sale or Other Disposition of Shares. Upon the sale or exchange of his Shares, a shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder's hands; gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the Shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period is more than one year but not more than 18 months. Gain from disposition of Shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund Shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such Shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund Shares, (2) the Shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the shareholder subsequently acquires Shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of Shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the Shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Shares.

Backup Withholding. The Funds generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S.
citizens or domestic corporations.

Foreign noncorporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Future Changes in Law; Other Taxes. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the preceding conclusions, and any changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends and capital gains dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                             SHAREHOLDER INFORMATION

Certificates representing Shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of Shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to Shares of the Funds by making payment in whole or in part in readily marketable securities chosen by the Company and valued as they are for purposes of computing the Funds' net asset values (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Funds are obligated to redeem Shares with respect to any one Shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Fund at the beginning of the period.

                         CALCULATION OF PERFORMANCE DATA

The Funds may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where:

     P =       a hypothetical initial payment of $1,000,
     T =       the average annual total return,
     n =       the number of years, and
     ERV =     the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Funds from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's Shares and assume that any income dividends and/or capital gains distributions made by the Funds during the period were reinvested in Shares of the Funds. Figures will be given for 1, 5 and 10 year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Quotations of yield for the Funds will be based on all investment income per Share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                    2[(a-b + 1)6 - 1]
                       ---
                       cd

Where:


     a =    dividends and interest earned during the period,
     b =    expenses accrued for the period (net of reimbursements),
     c =    the average daily number of Shares outstanding during the period that were entitled to receive dividends, and
     d =    the maximum offering price per Share on the last day of the period.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and do not predict future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Funds compare their performance to other funds or to relevant indexes, the Funds' performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional  literature may also contain the following  information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Investment Advisers, Sub-Adviser or affiliates of the Company, including (i) performance rankings of other funds managed by the Investment Advisers, or the individuals employed by the Investment Advisers who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients, or assets under management.

                               GENERAL INFORMATION

Custodian. The Funds' cash and securities owned by the Company are held by Brown Brothers Harriman & Co., as Custodian, which takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities. As Custodian, Brown Brothers Harriman & Co. also acts as Foreign Custody Manager for the foreign securities of the Funds.

Legal Counsel. Legal matters for the Company are handled by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.

Independent Auditors. Arthur Andersen, LLP, Spear Street Tower, 1 Market, Suite 3500, San Francisco, California 94105-9019, acts as independent auditors for the Company.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.


                              FINANCIAL STATEMENTS

Unaudited financial statements relating to the Funds will be prepared semi-annually and distributed to shareholders. Audited financial statements will be prepared annually and distributed to shareholders. Since the Company was only recently organized and this is the first offering of the Funds' Shares, there are no financial statements at this time, other than an initial balance sheet for the Funds which is on file.

                                   APPENDIX A



                                Rated Investments


Corporate Bonds

     Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

     "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa":   Bonds  that  are  rated  "Baa"  are  considered  as  medium  grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

     "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

     "A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

     The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Commercial Paper

     Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

     Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

     S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                     PART C
                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

     (a)  Financial Statements***

     (b)  Exhibits

          (1)  -- Articles of Incorporation*

          (2)  -- Bylaws*

          (3)  -- Not Applicable

          (4)  -- Not Applicable

          (5)  -- (a)  Form of  Investment  Management  Agreement  between the
                       Company and  Templeton Investment Counsel, Inc.**

                  (b) Form of Investment Management Agreement between the Company and Pacific Investment Management Company **

                  (c) Form of Investment Management Agreement between the Company and Barclays Global Fund Advisors**

          (6)  -- Form of Distribution Agreement**

          (7)  -- Not Applicable

          (8)  -- (a)  Form of Custodian Agreement**

                  (b)  Amendment to Custodian Agreement**

                  (c)  Form of Foreign Custody Manager Agreement**

          (9)  -- (a)  Form of Business Management Agreement**

                  (b)  Form of Transfer Agency and Services Agreement**

                  (c)  Form of Administration Agreement**

          (10) -- Opinion and Consent of Dechert Price & Rhoads**

          (11) -- Consent of Independent Accountants***

          (12) -- Not Applicable

          (13) -- Initial Subscription Documents**

          (14) -- Not Applicable

          (15) -- Not Applicable


          (16) - Schedule of Computation of Performance Quotations**

          (17) - Financial Data Schedule***

* Previously filed in Registrant's initial Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 7, 1997.
** Previously filed in Registrant's Pre-Effective Amendment No. 2 on Form N-1A, as filed with the Securities and Exchange Commission on February 24, 1998.
***  To be filed by amendment.

ITEM 25. Persons Controlled by or under Common Control with Registrant


         Not Applicable.

ITEM 26. Number of Holders of Securities

         As of the date of this Registration Statement, there is one Shareholder of record holding Shares of the Company.

ITEM 27. Indemnification

         Section 2-418 of the General  Corporation Law of the State of Maryland,
Article VII of the Company's Articles of Incorporation, and Article VI of the Company's Bylaws provide for indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of the Investment Adviser

         Information as to the directors and officers of the Investment Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Advisers in the last two years, is included in their applications for registration as investment advisers on Form ADV filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.


ITEM 29. Principal Underwriters

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Not Applicable

ITEM 30. Location of Accounts and Records

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the First Data Investor Services Group, Inc. whose principal business address is 53 State Street, Boston, Massachusetts 02109.

ITEM 31. Management Services

         Not Applicable

ITEM 32. Undertakings

         (a) Not Applicable

         (b) Registrant undertakes to file a post-effective amendment, using financial statements, which need not be certified, within four to six months from the effective date of this registration statement under the Securities Act of 1933, as amended, or on the date on which Registrant becomes operational.

         (c) Not Applicable

         (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding Shares of beneficial interest and in connection with such meeting to comply with the Shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California on the 18th day of June, 1998.


                                  FORWARD FUNDS, INC.


                                  By:     /s/ Ronald Pelosi


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert Helm, Jeffrey S. Puretz, Jack W. Murphy and Jeffrey L. Steele or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all pre- and post-effective amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signature            Title                                  Date


/s/  Ronald Pelosi        Director, President                    June 18, 1998
------------------        (Principal Executive Officer)


/s/ Haig G. Mardikian     Director                               June 18, 1998
---------------------


/s/ Leo T. McCarthy       Director                               June 18, 1998
---------------------


/s/  Steven Levy          Treasurer                              June 18, 1998
---------------------     (Principal Financial Officer)